Exhibit 99.2

LEADING THE CLEAN ENERGY TRANSFORMATION 2025 Third Quarter Results & Outlook October 30, 2025

2 Enter “so what” if necessary – Century Gothic, Bold, Size 18 or smaller This presentation is made as of the date hereof and contains “forward - looking statements” as defined in Rule 3b - 6 of the Securit ies Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward - looking statements are subject to risks and uncertainties. All forward - lo oking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commissi on filings. Forward - looking statements should be read in conjunction with “FORWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s most recent Form 10 - K and as updated in reports CMS Energy and Consumers Energy file with the Securities and Exchange Commission. CMS Energy’s and Cons ume rs Energy’s “FORWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors th at could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no ob ligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. The presentation also includes non - GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com . Investors and others should note that CMS Energy routinely posts important information on its website and considers the Inves tor Relations section, www.cmsenergy.com/investor - relations , a channel of distribution. Presentation endnotes are included after the appendix. 2

Investment Thesis . . .

CMS ENERGY



Clean Energy Leader
Infrastructure Renewal
Constructive Legislation & Regulation
Affordable Prices
Attractive & Diversified Territory
Strong Cash Flow & Balance Sheet
Investors
Co-workers
Customers
CMS ENERGY

Over two decades of industry-leading financial performance

Industry-leading clean energy commitments

Excellence through the CE WAY

Top-tier regulatory jurisdiction[a] with attractive growth

Premium total shareholder return
6% to 8% adjusted EPS growth + ~3% dividend yield

Presentation endnotes are included at the end of the presentation.

. . . is simple, clean and lean.

3

Michigan's Strong Regulatory Environment . . .

CMS ENERGY

Supportive Energy Policy

- **Timely recovery of investments**
  - ✓ Forward-looking test years/earn authorized ROEs
  - ✓ 10-month rate cases
  - ✓ Monthly fuel adjustment trackers (PSCR/GCR)
  - ✓ Constructive ROEs
- **Supportive incentives enhanced w/ 2023 Michigan Energy Law**
  - ✓ Energy efficiency incentives
  - ✓ FCM adder on PPAs
- **Appointed commissioners**
  - ✓ Commissioner Shaquila Myers (appointed July 2025)

2025 / 2026

Electric

✓ Mar. 21st: Order $154M[a], 9.9% ROE U-21585

Jun. 2nd: Revised $423M[b], 10.25% ROE U-21870

Gas

✓ Sep. 30th: Order $157.5M[c], 9.8% ROE U-21806

Dec.: File Gas Case

Renewable/Capacity Filings

✓ Sep. 11th: REP Order U-21816

Mid-2026: File IRP

Highlights

✓ **Staff Position**
Supportive of ~75% of revised ask and ~90% of capital ask

✓ **Gas Order**
Constructive outcome with support for ~75% of final ask and ~95% gas infrastructure

✓ **REP Order**
Approval of an additional 8 GW of solar and 2.8 GW of

Presentation endnotes are included at the end of the presentation.

. . . provides constructive outcomes and forward-looking visibility.

4

Expansive Economic Development Efforts . . .

CMS ENERGY

900 MW

(In Plan)

100 MW signed YTD

- Switch Data Center
- Hemlock Semi-conductor
- Ford Blue Oval
- Corning Inc.

~450 MW[a] Online


9 GW Pipeline
Qualified
1½ – 2 GW
Advanced
4 – 5 GW
Final Stages
1 – 2 GW
Announced on Q2 Call
100 MW signed YTD
Data Centers
Manufacturing
Semi-conductor

Presentation endnotes are included at the end of the presentation.

. . . drive diversified growth across Michigan while maintaining affordability.

5

Infrastructure Renewals and Supply Needs . . .

Current Customer Investment Plan (2025-2029)		Customer Investment Opportunity (through 2035) Not in Plan	
Electric Distribution & Other • Reliability and resiliency	$8.5B	**Electric Reliability Roadmap** • Up to 400 miles/yr undergrounding • 20K/yr poles replaced	$10B
Clean Energy Generation • Executing on 2021 IRP with additional renewables	$5.2B	**Renewable Energy Plan** • +8 GW[a] solar, +2.8 GW wind • Supports MI's renewable mandates	$10B
Gas Utility • Accelerated main and vintage service replacements	$6.3B	**Integrated Resource Plan (2026)** • Additional storage • New gas capacity	$5B+[b]
Total	$20B	**Total**	$25B+[a]

✓ ~$20M pre-tax for FCM by 2029 ✓ ~$60M/yr pre-tax for EWR incentive ✓ NorthStar – DIG re-contracting opportunities

Presentation endnotes are included at the end of the presentation.

. . . provide long runway of needed customer investments.

6

7 Managing Customer Bills . . . . . . through execution of the CE Way and other cost savings. -20% -15% -10% -5% 0% 5% 2022 2023 2024 2025 2026 2027 2028 2029 CE Residential Bill vs. National Avg. b (Electric) Other 29% Other 29% Housing 27% Housing 27% Transportation 17% Transportation 17% Food 13% Food 13% Healthcare 8% Healthcare 8% TV & Phone 2% TV & Phone 3% 2014 2023 Residential Bills as % of Wallet a (Electric & Gas) Utility Bill ~3% Utility Bill ~4½% ~$350M in cost savings through the since 2020 2%/yr energy waste reduction Large episodic cost savings x x x Well below the national average at 13½% National Avg. Presentation endnotes are included at the end of the presentation.

Financial Results & Outlook . . .

YTD 2025 Results	Amount	Commentary
Adjusted EPS	$2.66	Up vs. 2024 with confidence in the full year
2025 Full-Year Outlook		
Adjusted EPS Guidance	$3.56 – $3.60	Toward the high end
Annual Dividend Per Share	$2.11	Up 11¢
2026 Full-Year Outlook		
Adjusted EPS Guidance	$3.80 – $3.87	Toward the high end
Long-Term Outlook		
Adjusted EPS Growth	+6% to +8%	Toward the high end
Dividend Payout Ratio	~60% payout over time	Consistent DPS growth
Utility Capital Plan ($B)[a]	$20	To be updated on Q4 call

Presentation endnotes are included at the end of the presentation.

. . . on track to deliver in 2025 and beyond.

8

9 2024 Weather Rates, Renewables & Investment Reliability, Storms incl. Productivity Parent Financing, Tax & Other Normal Weather Rates, Renewables & Investment Reliability, Storms incl. Productivity Parent Financing, Tax & Other 2025 2025 Adjusted EPS . . . . . . continued confidence toward the high end. First Nine Months 19 ¢ Three Months To - Go 3 ¢ – 7 ¢ $3.56 – $ 3.60 37 ¢ $3.34 28¢ (4 2 )¢ 15¢ 3¢ (5) ¢ – (9)¢ (4)¢ (6)¢ YTD $2.66 YTD $2 .47 2025 2024 $2.59 $2.45 Reported EPS 0.07 0.02 Adjustments a $ 2.66 $ 2.47 Adjusted EPS a YTD EPS Results x Presentation endnotes are included at the end of the presentation.

Strong Balance Sheet . . .

Consumers Energy	S&P	Moody's	Fitch
Senior Secured	A	A1	A+
Commercial Paper	A-2	P-2	F-2
Outlook	Stable	Stable	Stable
CMS Energy			
Senior Unsecured	BBB	Baa2	BBB
Junior Subordinated	BBB-	Baa3	BB+
Outlook	Stable	Stable	Stable
Last Review	**Sep. 2025[a]**	**May 2025**	**Mar. 2025**

Key Strengths

Consumers Energy:

- ✓ **Forward-looking recovery**
- ✓ **Constructive rate construct**
- ✓ **Strong operating cash flow generation**

CMS Energy:

- ✓ **100% fixed rate debt**
- ✓ **Hybrid debt (w/ equity credit)**
- ✓ **Limited near-term maturities**

Presentation endnotes are included at the end of the presentation.

. . . maintains credit metrics and solid investment-grade ratings.

10

11 YTD Plan ($M) ($M) Consumers Energy: $1,125 $1,125 First Mortgage Bonds CMS Energy: $1,000 $1,270 New Debt Issuances $500 Up to $500 Planned Equity (Issued) Retirements (incl. term loans): -- None Consumers Energy $600 $850 CMS Energy Existing Facilities $1,100M (Dec - 2027) $550M (Dec - 2027) $250M (Nov - 2025) Consumers Energy CMS Energy Financings 2025 Planned Financings . . . . . . fund customer investments and provide ample liquidity. ~$2.1B a of net liquidity x x Presentation endnotes are included at the end of the presentation.

12 Recession Industry - Leading Financial Performance . . . . . . for over two decades, regardless of conditions. 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025+ Recession Adjusted EPS Dividend +6% to +8% Weather Help Hurt Cold winter Mild summer Warm winter Hot summer Mild summer Cold winter Polar vortex Mild summer Warm winter Hot summer Hot summer Summer - less Storms Hot summer Storms Hot summer Warm winter Warm winter Mild winter Governor (D) Governor (R) Governor (D) Commission (D) Commission (D) Commission (R) Commission (I) Commission (D) Dave Joos John Russell Patti Poppe K. Whipple Recession / Pandemic Garrick Rochow Mild w/ storms Hot summer Mild w/ storms

13 13 Q&A Thank You! See you at EEI!

14 14 Endnotes

15 Presentation Endnotes Slide 3: a UBS Research, 2025 state rankings and D.C. Slide 4: a $154M order excludes a $22M surcharge related to distribution investments made in 2023 above prior approved levels b $423M excludes a $24M surcharge related to certain distribution investments made for the twelve months ending February 28, 2025 above the levels ap pro ved in cases c $157.5M excludes $9M of approved O&M expense deferral Slide 5: a Anticipated load at full ramp up Slide 6: a Assumes ~50% solar ownership b $5B estimate reflects preliminary estimate Slide 7: a Source : CE Bill as % of Michigan Household Income, all data in nominal dollars. Source: Fred.stlouisfed.org, Bls.gov, % may not tot al 100% due to rounding b Source : Historical data from EIA, outyears for National avg. are escalated at ~2½% Slide 8: a $20B utility capital investment plan (2025 - 2029), up $3B from prior plan (2024 - 2028) Slide 9: a Adjusted EPS; see GAAP reconciliation Slide 10: a Consumers Energy S&P ratings reaffirmed in September 2025 Slide 11 : a $1,743M in unreserved revolvers + $330M of unrestricted cash; excludes cash unavailable for debt retirement, such as cash hel d a t NorthStar 15

16 GAAP Reconciliation CMS Energy provides historical financial results on both a reported (GAAP) and adjusted (non - GAAP) basis and provides forward - lo oking guidance on an adjusted basis. During an oral presentation, references to “earnings” are on an adjusted basis. All references to net income ref er to net income available to common stockholders and references to earnings per share are on a diluted basis. Adjustments could include items such as disc ont inued operations, asset sales, impairments, restructuring costs, business optimization initiative, major enterprise resource planning software implementatio ns, changes in accounting principles, voluntary separation program, changes in federal and state tax policy, regulatory items from prior years, unrealized gains or lo sses from mark - to - market adjustments, recognized in net income related to NorthStar Clean Energy's interest expense, or other items. Management views adj usted earnings as a key measure of the company’s present operating financial performance and uses adjusted earnings for external communications with ana lysts and investors. Internally, the company uses adjusted earnings to measure and assess performance. Because the company is not able to estimate th e impact of specific line items, which have the potential to significantly impact, favorably or unfavorably, the company's reported earnings in future per iods, the company is not providing reported earnings guidance nor is it providing a reconciliation for the comparable future period earnings. The adju ste d earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for the reported earnin gs. 16

CMS ENERGY CORPORATION Reconciliation of GAAP Net Income to Non - GAAP Adjusted Net Income (Unaudited) 17 Net Income Available to Common Stockholders $ 275 $ 251 $ 775 $ 731 Reconciling items: Other exclusions from adjusted earnings** 6 * 14 6 Tax impact (2) (*) (4) (1) State tax policy change - - 12 - Voluntary separation program - - - * Tax impact - - - (*) Adjusted net income – non-GAAP $ 279 $ 251 $ 797 $ 736 Average Common Shares Outstanding - Diluted 300.4 298.8 299.4 298.2 Diluted Earnings Per Average Common Share Reported net income per share $ 0.92 $ 0.84 $ 2.59 $ 2.45 Reconciling items: Other exclusions from adjusted earnings** 0.02 * 0.04 0.02 Tax impact (0.01) (*) (0.01) (*) State tax policy change - - 0.04 - Voluntary separation program - - - * Tax impact - - - (*) Adjusted net income per share – non-GAAP $ 0.93 $ 0.84 $ 2.66 $ 2.47 * Less than $0.5 million or $0.01 per share. **Includes restructuring costs and business optimization initiative. In Millions, Except Per Share Amounts Three Months Ended Nine Months Ended 9/30/25 9/30/24 9/30/25 9/30/24

18 CMS ENERGY CORPORATION Reconciliation of GAAP Net Income to Non - GAAP Adjusted Net Income by Quarter (Unaudited) Net Income Available to Common Stockholders $ 302 $ 198 $ 275 $ 285 $ 195 $ 251 $ 262 Reconciling items: Electric utility and gas utility * 4 6 4 2 * * Tax impact (*) 11 (2) (1) (*) (*) (*) NorthStar Clean Energy 3 1 * - - - - Tax impact (1) (*) (*) - - - - Corporate interest and other - - - - - - (*) Tax impact - (*) - - - - * Adjusted Net Income – Non-GAAP $ 304 $ 214 $ 279 $ 288 $ 197 $ 251 $ 262 Average Common Shares Outstanding – Diluted 299.1 299.1 300.4 297.2 298.5 298.8 298.7 Diluted Earnings Per Average Common Share $ 1.01 $ 0.66 $ 0.92 $ 0.96 $ 0.65 $ 0.84 $ 0.87 Reconciling items: Electric utility and gas utility * 0.01 0.02 0.01 0.01 * * Tax impact (*) 0.04 (0.01) (*) (*) (*) (*) NorthStar Clean Energy 0.01 * * - - - - Tax impact (*) (*) (*) - - - - Corporate interest and other - - - - - - (*) Tax impact - (*) - - - - * Adjusted Diluted Earnings Per Average Common Share – Non-GAAP $ 1.02 $ 0.71 $ 0.93 $ 0.97 $ 0.66 $ 0.84 $ 0.87 * Less than $0.5 million or $0.01 per share. 2024 2Q 3Q 4Q 1Q 2Q 3Q 1Q 2025 In Millions, Except Per Share Amounts